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                                                                  EXHIBIT 23.2


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into the previously filed Registration Statements of Patterson Energy, Inc., on Form S-8 (File No. 333-09243) and on Form S-3, as amended (File No. 333-13497).


                                                 Arthur Andersen LLP


San Antonio, Texas
March 27, 1997